MERRILL LYNCH
REAL ESTATE
FUND, INC.




FUND LOGO




Semi-Annual Report

May 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

We are pleased to provide you with the first shareholder report for Merrill Lynch Real Estate Fund, Inc. The Fund seeks capital appreciation and investment income by investing primarily in equity securities of issuers that are principally engaged in the real estate industry. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

The Fund got off to a relatively good start in a very difficult environment for real estate investment trusts (REITs) and other real estate securities. Since inception (December 26, 1997) through May 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -0.07%, -0.49%, -0.47% and -0.13%, respectively. This is compared to a total return of -3.0% for the unmanaged Morgan Stanley REIT Index and +17.3% for the unmanaged Standard & Poor's 500 Index (S&P 500).

As of May 31, 1998, the Fund was 99% invested, with the remaining 1% of net assets in cash reserves. Although a higher cash position would have improved the Fund's performance, our value-oriented approach to stock selection helped to limit losses in this recent difficult investment environment for real estate securities. Going forward, we intend to stay fully invested, primarily in US real estate securities. Real estate fundamentals currently appear solid, while investor sentiment is low and valuations relative to the broad stock market are the most attractive we have seen since 1993. Accordingly, we believe the portfolio has respectable upside potential with good downside protection.

Several issues have tempered investors' enthusiasm toward real estate stocks in the first half of 1998. First, the strong performance by the broad stock market has led investors to buy stocks with riskier profiles. REITs, with their high dividend yields and relatively stable rental income streams, are viewed as conservative, income-oriented stocks and tend to be left behind when the general stock market environment is bullish. For investors with a long-term time horizon, REITs are likely both to hold up relatively well in the event of broad stock market setbacks and provide reasonable total returns. What is particularly ironic about the preference currently for higher risk stocks is that, for the first time in several years, most analysts expect REIT earnings growth to outpace the earnings growth of the S&P 500 in 1998 and perhaps 1999 as well. First quarter per share funds from operation
(FFO), which are the equivalent of cash flow per share, have all been reported and showed +18.6% growth compared to +4.0% earnings per share growth for the S&P 500. For the 1998 calendar year, we look for FFO per share growth near 15% and in 1999 we believe 10%- 12% growth is likely.

Uncertainty regarding Government proposals concerning so-called "paired share" REITs (a combination of the common shares of two companies, one of which is a REIT, that trade as one security) has also weighed on the REIT market this year. It is important for investors to understand that the Government is targeting only four REITs with a special grandfathered tax status and that the vast majority of publicly owned REITs (more than 200) will not be affected. In the meantime, we believe the confusion created by the Government's actions has created buying opportunities, not only in some of the paired share REITs but also in many high-quality REITs.

Investors have also been concerned about the accelerating pace of commercial real estate construction and the negative impact this could have on future rent and occupancy rates. While it is true that construction has picked up, we see little evidence of systematic overbuilding of the kind last seen in the 1980s. For example, apartment starts, which peaked at 600,000 in 1986, only recovered to the 300,000 level last year despite continued strong job growth and household formation. Real estate market analysts also see construction increasing across-the-board, but not enough to upset the current supply/ demand balance. However, the securitization of real estate, which has brought increased investor focus to the entire sector, helps remind real estate stock market investors of the dangers of overbuilding and thereby serves as an additional informal monitor on the system.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



As more real estate markets attain equilibrium, it will be increasingly important to invest in companies that can grow earnings even without the benefit of a recovering real estate market. Accordingly, we have been purchasing companies with experienced and knowledgeable, shareholder-oriented management teams, clear and credible growth strategies and strong balance sheets. We are excited by the number of quality companies we have been able to purchase at attractive valuations in the last few months as real estate stocks have sold off. Also, REITs are once again attractive relative to bonds, currently providing earnings yields nearly 300 basis points (3.0%) above ten-year Treasury securities. Given that S&P earnings growth per share was very modest in the March quarter and that bond yields declined by 50 basis points, we expected REITs to do better. We continue to believe that REITs will perform better in the second half of the year.

Another significant positive for REITs is the stable nature of their business. The typical lease at many REITs averages about seven years. This means approximately 85% of the Fund's revenue stream is known from one year to the next. As a result, investors theoretically can calculate future period revenue levels relatively easily, making earnings models more reliable. Additionally, most contracts have inflationary rent increases built in. Finally, the Fund had no Asian exposure at May 31, 1998.

By May 31, 1998, the portfolio was structured to take advantage of both the most stable cash flow providers and those companies positioned in markets likely to show the strongest rental revenue growth. Specifically, we have overweighted both the triple net lease and regional mall sectors on the stable side and the office and industrial companies on the high-growth side. This "barbell" approach should help us to continue to preserve assets during the current correction phase and to benefit strongly from any improvement in the stock market environment for REITs. Companies focused on central business district offices should do well, in our opinion, especially in New York City. Similarly, we believe companies with quality tenants and strong coverage ratios could rally if interest rates continue to fall. Finally, we would suggest that restructuring in one or more of the paired share REITs could unlock significant stock value and help improve investors' attitudes toward the entire REIT sector.

While cognizant of the risks, we are optimistic about the prospects for real estate securities during the second half of the Fund's fiscal year. As of May 31, 1998, our portfolio of stocks traded at about 12 times consensus 1999 FFO per share estimates with about 13% expected growth.

In Conclusion
We thank you for your investment in Merrill Lynch Real Estate Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager




July 9, 1998



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results*

                                                   3 Month     Since Inception
                                                 Total Return    Total Return

ML Real Estate Fund, Inc. Class A Shares            -1.55%         -0.07%
ML Real Estate Fund, Inc. Class B Shares            -1.77          -0.49
ML Real Estate Fund, Inc. Class C Shares            -1.75          -0.47
ML Real Estate Fund, Inc. Class D Shares            -1.51          -0.13


[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net assetvalue on the ex-dividend date. The Fund's inception date is December 26, 1997.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



PERFORMANCE DATA (concluded)


Aggregate Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (12/26/97)
through 3/31/98                            +4.10%         -1.37%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (12/26/97)
through 3/31/98                            +3.80%         -0.20%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (12/26/97)
through 3/31/98                            +3.80%         +2.80%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (12/26/97)
through 3/31/98                            +4.00%         -1.46%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                               Shares                                                                      Value    Percent of
Industries                      Held          Real Estate Investment Trusts                Cost          (Note 1a)  Net Assets
Apartments                      30,000     Avalon Properties, Inc.                     $    887,331     $    843,750    1.1%
                                10,000     Bay Apartment Communities, Inc.                  370,600          367,500    0.5
                                68,310     Camden Property Trust                          1,994,738        2,087,724    2.7
                                66,000     Post Properties, Inc.                          2,568,460        2,714,250    3.4
                                40,000     Summit Properties Inc.                           812,349          797,500    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,633,478        6,810,724    8.7


Diversified/Mixed Use          270,000     Capital Automotive                             4,081,950        3,881,250    4.9
                                96,700     Cousins Properties, Inc.                       2,802,590        2,955,394    3.8
                               104,000     Entertainment Properties Trust                 2,026,175        2,021,500    2.6
                                                                                       ------------     ------------  ------
                                                                                          8,910,715        8,858,144   11.3


Health Care                     65,000     Meditrust Companies                            2,107,938        1,832,188    2.3


Hotel/Restaurant                40,000     Boykin Lodging Company                           995,275          847,500    1.1
                                20,000     FelCor Suite Hotels, Inc.                        702,012          688,750    0.9
                                75,000     Starwood Hotels & Resorts                      3,875,888        3,539,063    4.5
                                                                                       ------------     ------------  ------
                                                                                          5,573,175        5,075,313    6.5


Manufactured Homes              52,000     Sun Communities, Inc.                          1,764,495        1,764,750    2.3


Office Property                 50,000     Arden Realty, Inc.                             1,415,625        1,371,875    1.8
                                90,000     CarrAmerica Realty Corporation                 2,732,422        2,520,000    3.2
                               115,000     Crescent Real Estate Equities Company          4,079,839        3,938,750    5.0
                               125,000     Equity Office Properties Trust                 3,781,163        3,437,500    4.4
                                65,000     Highwood Properties, Inc.                      2,267,681        2,145,000    2.7
                                65,000     Kilroy Realty Corporation                      1,672,025        1,702,187    2.2
                                55,000     SL Green Realty Corp.                          1,223,750        1,247,813    1.6
                                   360   ++Sponda OYJ                                         2,327            2,326    0.0
                               128,100     Tower Realty Trust, Inc.                       3,009,844        2,938,294    3.7
                                                                                       ------------     ------------  ------
                                                                                         20,184,676       19,303,745   24.6


Outlet Centers                  36,000     Chelsea GCA Realty, Inc.                       1,332,210        1,442,250    1.8


Regional Malls                  90,100     CBL & Associates Properties, Inc.              2,236,341        2,213,081    2.8
                                91,800     Glimcher Realty Trust                          2,042,827        1,910,587    2.4
                                84,200     JP Realty, Inc.                                2,093,290        1,926,075    2.5
                               115,000     Taubman Centers, Inc.                          1,435,039        1,574,062    2.0
                                35,000     Urban Shopping Centers, Inc.                   1,164,363        1,155,000    1.5
                                                                                       ------------     ------------  ------
                                                                                          8,971,860        8,778,805   11.2


Shopping Centers                82,600     Federal Realty Investment Trust                2,085,318        2,044,350    2.6
                                40,000   ++Philips International Realty Corp.               700,000          690,000    0.9
                                65,000     Regency Realty Corporation                     1,730,713        1,592,500    2.0
                                                                                       ------------     ------------  ------
                                                                                          4,516,031        4,326,850    5.5



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                               Shares                                                                      Value    Percent of
Industries                      Held          Real Estate Investment Trusts                Cost          (Note 1a)  Net Assets
Storage                         50,000     Shurgard Storage Centers, Inc.              $  1,443,269     $  1,434,375    1.8%
                                48,000     Storage USA, Inc.                              1,870,005        1,785,000    2.3
                                                                                       ------------     ------------  ------
                                                                                          3,313,274        3,219,375    4.1


Warehouse/Industrial           213,900     Cabot Industrial Trust                         4,448,534        4,692,431    6.0
                                65,000     Weeks Corporation                              2,076,295        2,075,937    2.6
                                                                                       ------------     ------------  ------
                                                                                          6,524,829        6,768,368    8.6


                                           Total Real Estate Investment Trusts           69,832,681       68,180,512   86.9


                                                       Common Stocks

Diversified                     70,000   ++Corrections Corporation of America             1,718,575        1,592,500    2.0
                               165,000     TrizecHahn Corporation                         3,803,883        3,537,188    4.5
                                                                                       ------------     ------------  ------
                                                                                          5,522,458        5,129,688    6.5


Hotels & Motels                  4,737     Accor S.A.                                     1,204,048        1,300,773    1.7
                                94,500   ++Interstate Hotels Company                      3,226,902        3,065,344    3.9
                                                                                       ------------     ------------  ------
                                                                                          4,430,950        4,366,117    5.6


                                           Total Common Stocks                            9,953,408        9,495,805   12.1


                                Face
                               Amount                Short-Term Securities

Commercial Paper*             $822,000     General Motors Acceptance Corp., 5.69%
                                           due 6/01/1998                                    821,740          821,740    1.0

                                           Total Short-Term Securities                      821,740          821,740    1.0


Total Investments                                                                      $ 80,607,829       78,498,057  100.0
                                                                                       ============
Other Assets Less Liabilities                                                                                 13,418    0.0
                                                                                                        ------------  ------
Net Assets                                                                                              $ 78,511,475  100.0%
                                                                                                        ============  ======


 *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. ++Non-income producing security.

  See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of May 31, 1998
Assets:             Investments, at value (identified cost--$80,607,829) (Note 1a)                          $ 78,498,057
                    Cash                                                                                             674
                    Foreign cash (Note 1b)                                                                       256,081
                    Receivables:
                      Securities sold                                                      $    673,484
                      Capital shares sold                                                       147,336
                      Dividends                                                                  60,000          880,820
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      63,819
                    Prepaid registration fees and other assets (Note 1f)                                          88,174
                                                                                                            ------------
                    Total assets                                                                              79,787,625
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,007,161
                      Distributor (Note 2)                                                       56,051
                      Investment adviser (Note 2)                                                53,498
                      Capital shares redeemed                                                    34,492        1,151,202
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       124,948
                                                                                                            ------------
                    Total liabilities                                                                          1,276,150
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 78,511,475
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $     21,882
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   571,587
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   113,862
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    86,427
                    Paid-in capital in excess of par                                                          78,942,488
                    Undistributed investment income--net                                                         343,852
                    Undistributed realized capital gains on investments and foreign currency
                    transactions--net                                                                            543,319
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (2,111,942)
                                                                                                            ------------
                    Net assets                                                                              $ 78,511,475
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,168,467 and 218,817 shares
                    outstanding                                                                             $       9.91
                                                                                                            ============
                    Class B--Based on net assets of $56,524,968 and 5,715,876 shares
                    outstanding                                                                             $       9.89
                                                                                                            ============
                    Class C--Based on net assets of  $11,257,366 and 1,138,616 shares
                    outstanding                                                                             $       9.89
                                                                                                            ============
                    Class D--Based on net assets of $8,560,674 and 864,276 shares
                    outstanding                                                                             $       9.91
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations for the Period December 26, 1997++ to May 31, 1998
Investment          Dividends (net of $2,588 foreign withholding tax)                                       $  1,309,056
Income              Interest and discount earned                                                                 204,287
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               1,513,343
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    250,899
                    Account maintenance and distribution fees--Class B (Note 2)                 214,263
                    Printing and shareholder reports                                             42,338
                    Account maintenance and distribution fees--Class C (Note 2)                  39,715
                    Registration fees (Note 1f)                                                  29,263
                    Transfer agent fees--Class B (Note 2)                                        20,569
                    Accounting services (Note 2)                                                 17,401
                    Professional fees                                                            12,221
                    Directors' fees and expenses                                                 11,130
                    Account maintenance fees--Class D (Note 2)                                    8,521
                    Custodian fees                                                                7,058
                    Amortization of organization expenses (Note 1f)                               6,253
                    Transfer agent fees--Class C (Note 2)                                         3,948
                    Transfer agent fees--Class D (Note 2)                                         2,726
                    Pricing fees                                                                    956
                    Transfer agent fees--Class A (Note 2)                                           558
                    Other                                                                         2,615
                                                                                           ------------
                    Total expenses                                                                               670,434
                                                                                                            ------------
                    Investment income--net                                                                       842,909
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          545,657
Gain (Loss) on        Foreign currency transactions--net                                         (2,338)         543,319
Investments &                                                                              ------------
Foreign Currency    Unrealized depreciation on:
Transactions--Net     Investments--net                                                       (2,109,772)
(Notes 1b, 1c,        Foreign currency transactions--net                                         (2,170)      (2,111,942)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (1,568,623)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $   (725,714)
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



FINANCIAL INFORMATION (continued)


Statement of Changes in Net Assets
                                                                                                          For the Period
                                                                                                      December 26, 1997++
Increase (Decrease) in Net Assets:                                                                       to May 31, 1998
Operations:         Investment income--net                                                                  $    842,909
                    Realized gain on investments and foreign currency transactions--net                          543,319
                    Unrealized depreciation on investment and foreign currency
                    transactions--net                                                                         (2,111,942)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                        (725,714)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                    (16,546)
(Note 1g):            Class B                                                                                   (344,521)
                      Class C                                                                                    (70,360)
                      Class D                                                                                    (67,630)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                         (499,057)
                                                                                                            ------------

Capital Share       Net increase in net assets derived from capital share transactions                        79,636,246
Transactions                                                                                                ------------
(Note 4):

Net Assets:         Total increase in net assets                                                              78,411,475
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period*                                                                          $ 78,511,475
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    343,852
                                                                                                            ============

                  ++Commencement of operations.


                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                           For the Period December 26, 1997++ to
                                                                                             May 31, 1998
Increase (Decrease) in Net Asset Value:                                       Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                      $  10.00   $  10.00    $  10.00   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .21        .16         .17        .22
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                            (.21)      (.21)       (.21)      (.23)
                                                                              --------   --------    --------   --------
                    Total from investment operations                                --       (.05)       (.04)      (.01)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.09)      (.06)       (.07)      (.08)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.91   $   9.89    $   9.89   $   9.91
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           (.07%)+++  (.49%)+++   (.47%)+++  (.13%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.36%*     2.38%*      2.38%*     1.62%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       3.80%*     2.73%*      2.77%*     3.52%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,168   $ 56,525    $ 11,257   $  8,561
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          43.71%     43.71%      43.71%     43.71%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0616   $  .0616    $  .0616   $  .0616
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on December 26, 1997, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000 on September 24, 1997. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1998




NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAMreceives monthly compensation at the annual rate of 0.85% of the average daily net assets of the Fund.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period December 26, 1997 to May 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                        MLFD         MLPF&S

Class D                                $3,492       $216,706


For the period December 26, 1997 to May 31, 1998, MLPF&S received contingent deferred sales charges of $14,574 and $7,208 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $26,696 in commissions on the execution of portfolio security transactions for the Fund for the period
December 26, 1997 to May 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFD, MLFDS, PSI and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period December 26, 1997 to May 31, 1998 were $101,896,497 and $22,655,894, respectively.

Net realized gains (losses) for the period December 26, 1997 to May 31, 1998 and net unrealized losses as of May 31, 1998 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $   545,613    $(2,109,772)
Short-term investments                     44             --
Foreign currency transactions          (2,338)        (2,170)
                                  -----------    -----------
Total                             $   543,319    $(2,111,942)
                                  ===========    ===========


As of May 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $2,109,772, of which $1,035,745 related to appreciated securities and $3,145,517 related to depreciated securities. At May 31, 1998, the aggregate cost of investments for Federal income tax purposes was $80,607,829.


4. Capital Share Transactions:
The net increase in net assets derived from capital share transactions was $79,636,246 for the period ended May 31, 1998.

Transactions in shares for each class were as follows:


Class A Shares for the Period                       Dollar
Dec. 26, 1997++ to May 31, 1998       Shares        Amount

Shares sold                           224,256    $ 2,257,036
Shares issued to shareholders in
reinvestment of dividends               1,299         13,356
                                  -----------    -----------
Total issued                          225,555      2,270,392
Shares redeemed                        (9,238)       (93,512)
                                  -----------    -----------
Net increase                          216,317    $ 2,176,880
                                  ===========    ===========

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)




Class B Shares for the Period
December 26, 1997++ to                              Dollar
May 31, 1998                          Shares        Amount

Shares sold                         5,930,301   $ 59,581,854
Shares issued to shareholders
in reinvestment of dividends           24,614        252,788
                                  -----------   ------------
Total issued                        5,954,915     59,834,642
Shares redeemed                      (239,954)    (2,429,801)
Automatic conversion of shares         (1,585)       (16,069)
                                  -----------   ------------
Net increase                        5,713,376   $ 57,388,772
                                  ===========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class C Shares for the Period
December 26, 1997++ to                              Dollar
May 31, 1998                          Shares        Amount
Shares sold                         1,242,753   $ 12,516,491
Shares issued to shareholders
in reinvestment of dividends            5,809         59,656
                                  -----------   ------------
Total issued                        1,248,562     12,576,147
Shares redeemed                      (112,446)    (1,147,832)
                                  -----------   ------------
Net increase                        1,136,116   $ 11,428,315
                                  ===========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class D Shares for the Period
December 26, 1997++ to                              Dollar
May 31, 1998                          Shares        Amount

Shares sold                           911,424   $  9,149,238
Automatic conversion of shares          1,584         16,069
Shares issued to shareholders in
reinvestment of dividends               4,092         42,064
                                  -----------   ------------
Total issued                          917,100      9,207,371
Shares redeemed                       (55,324)      (565,092)
                                  -----------   ------------
Net increase                          861,776   $  8,642,279
                                  ===========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At May 31, 1998, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $2,000.





Merrill Lynch Real Estate Fund, Inc.
May 31, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Jay L. Willoughby, Senior Vice President
 and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863